SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   December 6, 2000
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                          WINSTAR COMMUNICATIONS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726            13-3585278
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(State or Other Jurisdiction      (Commission        (IRS Employer
    of Incorporation)             File Number)       Identification No.)




685 Third Avenue, New York, New York                        10017
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code    (212) 792-9800
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

Financing Transactions

         Private Placement of Preferred Stock and Warrants

         On December 6, 2000, Winstar Communications, Inc. ("Company") consummated the previously announced private placement ("Private Placement") of 270,000 shares of the Company's Series H Senior Cumulative Participating Convertible Preferred Stock ("Series H Preferred Stock") and warrants to purchase an aggregate of 4,590,000 shares of the Company's Common Stock ("Warrants") for an aggregate purchase price of $270,000,000 to Credit Suisse First Boston Equity Partners, L.P. ("CSFBEP"), Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS"), Microsoft Corporation ("Microsoft"), CPQ Holdings, Inc. ("Compaq"), a wholly- owned subsidiary of Compaq Computer Corporation, and certain other purchasers. The sale was made pursuant to a Securities Purchase Agreement dated as of November 7, 2000 by and among the Company, Winstar Credit Corp., CSFBEP, WCAS, Microsoft, Compaq and the other purchasers listed on the signature pages thereto.

         Senior Secured Financing and Equipment Leasing Facilities

         Upon the closing of the Private Placement, an additional $125 million of equipment lease financing became available to a subsidiary of the Company pursuant to the previously announced equipment leasing arrangement with Cisco Systems Capital Corporation, a subsidiary of Cisco Systems Inc.

         Also on December 6, 2000, the Company consummated the previously announced $200 million Term Loan C to be made under the Company's Revolving Credit and Term Loan Agreement, as amended, dated as of May 4, 2000, among WCI Capital Corp., as borrower, the Company and certain subsidiaries, as guarantors, the Lenders from time to time parties thereto, The Bank of New York, as Letter of Credit Issuer, Administrative Agent and Collateral Agent for the Lenders and certain other parties in other capacities.

         A copy of the press release announcing the closing of the foregoing financing transactions is annexed hereto as Exhibit 99.1.

Amendment to Rights Agreement

         Effective December 1, 2000, the Board of Directors of the Company approved a fourth amendment (the "Fourth Amendment") to the Rights Agreement dated as of July 2, 1997, as amended on June 3, 1999, July 15, 1999 and February 1, 2000 (as so amended, the "Rights Agreement"), by and between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the "Rights Agent"). The Fourth Amendment was adopted to further revise the definition of

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"Beneficial Owner" (and the correlative terms "beneficially own" and "Beneficial
Ownership") to exclude therefrom (A) any shares of a class of Voting Stock (as defined in the Rights Agreement) represented by certain shares of the Company's Series G Senior Cumulative Participating Convertible Preferred Stock ("Series G Preferred Stock"), the Company's Series H Preferred Stock and the Warrants, and
(B) any shares of a class of Voting Stock either issued or deemed issued by the Company in payment of dividends on, or as a result of the failure of the Company to pay cash dividends on, outstanding shares of such Series G Preferred Stock or Series H Preferred Stock pursuant to the terms of the instrument providing for the creation of the Series G Preferred Stock and the Series H Preferred Stock.

         A complete copy of the Fourth Amendment is attached hereto as Exhibit
4.1 and is incorporated herein by reference. A copy of the Rights Agreement, as previously amended, is incorporated herein by reference to Exhibit 4 to the Form 8-A filed with the SEC on July 2, 1997, to Exhibit 4.2 to the Form 8-A/A filed with the SEC on June 3, 1999, to Exhibit 4.3 to the Form 8-A/A filed with the SEC on July 16, 1999 and to Exhibit 4.4 to the Form 8-A/A filed with the SEC on February 1, 2000.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c)   Exhibits

               4.1 Fourth Amendment to the Rights Agreement dated as of December 6, 2000 between the Company and the Rights Agent

               10.1 Amendment No. 1, dated as of June 23, 2000, to the Revolving
                    Credit and Term Loan Agreement among Winstar Communications, Inc., the Guarantors from time to time parties thereto and WCI Capital Corp., the Lenders from time to time parties thereto and The Bank of New York, as Letter of Credit Issuer, Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and CIBC World Markets Corp. and Credit Suisse First Boston, as Documentation Agents

               10.2 Amendment No. 2 and New Lender Agreement, dated as of
                    December 6, 2000, to the Revolving Credit and Term Loan Agreement among Winstar Communications, Inc., the Guarantors from time to time parties thereto and WCI Capital Corp., the Lenders from time to time parties thereto and The Bank of New York, as Letter of Credit Issuer, Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and CIBC World Markets Corp. and Credit Suisse First Boston, as Documentation Agents

               99.1 Press Release, dated December 7, 2000




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2000                      WINSTAR COMMUNICATIONS, INC.




                                               By: /s/ Kenneth J. Zinghini
                                                  --------------------------
                                                  Kenneth J. Zinghini
                                                  Senior Vice President



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                                  EXHIBIT INDEX

Exhibit
  No.     Description

 4.1 Fourth Amendment to the Rights Agreement dated as of December 6, 2000 between the Company and the Rights Agent

 10.1 Amendment No. 1, dated as of June 23, 2000, to the Revolving Credit and Term Loan Agreement among Winstar Communications, Inc., the Guarantors from time to time parties thereto and WCI Capital Corp., the Lenders from time to time parties thereto and The Bank of New York, as Letter of Credit Issuer, Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and CIBC World Markets Corp. and Credit Suisse First Boston, as Documentation Agents

10.2 Amendment No. 2 and New Lender Agreement, dated as of December 6, 2000, to the Revolving Credit and Term Loan Agreement among Winstar Communications, Inc., the Guarantors from time to time parties thereto and WCI Capital Corp., the Lenders from time to time parties thereto and The Bank of New York, as Letter of Credit Issuer, Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and CIBC World Markets Corp. and Credit Suisse First Boston, as Documentation Agents

99.1      Press Release, dated December 7, 2000


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